UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:
(Date of earliest event reported)

February 8, 2005

TANDY BRANDS ACCESSORIES, INC.

(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-18927 (Commission File Number)	75-2349915 (IRS Employer Identification No.)

690 East Lamar Blvd., Suite 200
Arlington, Texas 76011
(Address of principal executive offices and zip code)

(817) 265-4113
(Registrant’s telephone
number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     Tandy Brands Accessories, Inc. (the “Company”) announced that on February 8, 2005, that the Board of Directors elected W. Grady Rosier, 56, the President and CEO of leading grocery distributor McLane Company, Inc., to the Company’s Board of Directors. The election of Mr. Rosier fills a vacancy created by the retirement of C.A. Rundell, Jr. and returns the size of the Board to seven. The Board has determined that Mr. Rosier qualifies as “independent,” as defined in Nasdaq’s current listing standards. Mr. Rosier will serve as a Class II director with his term expiring in 2007, and has been appointed to the Nominations Committee and Compensation Committee. There are no arrangements or understandings between Mr. Rosier and any other person concerning his selection as a director, nor is Mr. Rosier a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

     Mr. Rosier has over 30 years of experience in the retail and distribution industries. He currently serves as President and Chief Executive Officer of McLane Company, Inc., a position he has held for nearly 10 years. During this time, he helped guide the evolution of the company into a leading distributor within the grocery and food service industry. Mr. Rosier joined McLane Company in 1984 as President, McLane/Sunwest and has since served in senior and executive management roles throughout the company’s value chain, including purchasing, distribution, marketing and customer service. Formerly a subsidiary of Wal-Mart Stores, McLane Company was acquired by Berkshire Hathaway Inc. in May 2003. Mr. Rosier also serves on the Board of Directors of KFx Inc., a publicly-traded energy company.

     The Company issued a press release on February 10, 2005, regarding these matters, which is filed as Exhibit 99.1 to this Current Report on Form 8-K. The contents of that exhibit are incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     On February 8, 2005, the Board of Directors amended the Bylaws of the Company to change the mandatory retirement age for Directors from 70 to 72.

     The amendment to the Bylaws is filed herewith as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events.

     The Board of Directors of the Registrant on February 8, 2005, declared a quarterly dividend of $0.0275 per common share that will be payable April 20, 2005, to shareholders of record at the close of business on March 31, 2005. A copy of a press release announcing the dividend is attached hereto as Exhibit 99.1

Item 9.01(c) Exhibits.

Exhibit 99.1	Press Release, dated February 10, 2005.
Exhibit 99.2	Amendment to Bylaws.

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TANDY BRANDS ACCESSORIES, INC.
Date: February 11, 2005	By:	/s/ Mark J. Flaherty
Mark J. Flaherty
Chief Financial Officer

3